AXP(R)
     Global
         Balanced
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        3

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        11

Investments in Securities                               12

Financial Statements                                    17

Notes to Financial Statements                           20

Independent Auditors' Report                            29

Federal Income Tax Information                          30

Board Members and Officers                              31

Results of Meeting of Shareholders                      34

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2 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

It is a very difficult period for investors caused by corporate management misconduct and its impact on the market as well as the economy. The integrity of corporations at large is being questioned. However, there is optimism that the resulting reforms will give Americans the kind of integrity they deserve. Many corporate leaders are strongly supportive of these reforms. We all have a right to expect financial statements to be fully accurate and business leaders to place the interests of shareholders above personal desires. Your Board is truly independent, comprised of 10 members (nominated by independent members) and three recommended by American Express Financial Corporation. These individuals come from a variety of geographic areas with the diverse skill sets necessary to oversee the operations of the Fund. Investment performance is, and remains, our primary concern.

The Fund's auditors, KPMG LLP, are truly independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

The Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on November 13, 2002, and will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express Financial Corporation

Dear Shareholders,

The past several months* have proven that the economy isn't the only force driving the stock market. Although, early this year the U.S. recession was pronounced over, accounting scandals and shaky consumer confidence kept the downtrend in stock prices in place until mid-summer. September lived up to its reputation as the cruelest month for stocks, erasing all of the summertime gains -- and more. It remains to be seen whether the late-October rally -- among the strongest market performances in years -- will hold its own.

Yet even as the stock market grapples with questions of corporate integrity, there are several factors working in stocks' favor: low interest rates, improved earnings (achieved in many cases by wringing out excess costs built up in the `90s) and a growing economy. The latest cut in interest rates enacted by the Federal Reserve could be the key to a sustainable rebound. At 1.25%, the Fed's overnight bank lending rate is now at its lowest level since July 1961.

Today, stock market investors are in a better position than they have been for some time, with improving prospects for both consumers and businesses. That may just prove to be the winning combination for corporate earnings -- and for the stock market -- in 2003.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain an allocation to equities.

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4 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Economic and Market Update

One of the more striking changes we've seen in the past couple of years has occurred in investor behavior. U.S. investors have gone from being a risk-seeking population, willing to buy stocks at outrageous valuations, to a risk-averse group that has embraced interest rates at 40-year lows as acceptable for long-term returns. For example, the yield on 10-year U.S. Treasury Notes was at historic lows in early October -- about 3.7%. Since bond yields move inversely to prices, the low yield means that prices of U.S. Treasury securities have risen substantially. Investors are seeking the comparative safety of Uncle Sam in a very uncertain environment. The threat of war with Iraq and the prospect of higher oil prices stoked investors' fears toward the end of the period.

It's also important to note that a bear market in corporate bonds has developed alongside one in stocks. Recent irregularities in corporate accounting have no doubt played a role in investors' concerns about non-government bonds. Nevertheless, opportunities do exist in corporate and high-yield securities because of the bear market of recent months. Investors who can tolerate some risk should not abandon these securities in a flight to safety. For more information about different kinds of bonds, speak to your financial advisor or retirement plan administrator.

While the latest market declines are indeed painful, they are creating more opportunity in stocks in the form of a steadily declining price/earnings ratio. On both a relative and absolute basis, stocks continue to get less and less expensive. Those saving for long-term goals should maintain a significant allocation to equities. Over time, they have provided the best returns of virtually any investment. There's no compelling reason to believe this will be different going forward. As always, diversification is the best strategy for meeting your financial goals.

Thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2002

PORTFOLIO MANAGER

Portfolio manager                                          Mark Burgess
Tenure/since                                                       9/02
Years in industry                                                    17

Portfolio manager                                          Mike Ng, CFA
Tenure/since                                                       7/98
Years in industry                                                    16

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates
A: 11/13/96       B: 11/13/96       C: 6/26/00       Y: 11/13/96

Ticker symbols
A: IDGAX          B: IGBBX          C: --            Y: AGBYX

Total net assets                                          $93.7 million
Number of holdings                                    approximately 130

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X           LARGE
                       MEDIUM  SIZE
                       SMALL

       DURATION
SHORT    INT    LONG
                 X     HIGH
                 X     MEDIUM  QUALITY
                       LOW

PORTFOLIO ASSET MIX

Percentage of portfolio assets

TOP TEN HOLDINGS

Percentage of portfolio assets

Buoni Poliennali Del Tes (Italy)                                    3.6%
         4.25% 2009

Oesterreich Kontrollbank (Austria)                                  3.5
         1.80% 2010

Federal Natl Mtge Assn (United States)                              2.4
         6.00% 2011

American Intl Group (United States)                                 2.1

Govt of France (France)                                             2.1
         5.50% 2010

Pharmacia (United States)                                           1.9

Novartis (Switzerland)                                              1.9

GlaxoSmithKline (United Kingdom)                                    1.9

Federal Republic of Germany (Germany)                               1.9
         6.50% 2027

General Electric (United States)                                    1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

TOP FIVE COUNTRIES

Percentage of portfolio assets

United States                                                      38.9%
United Kingdom                                                     11.4
Germany                                                             6.2
France                                                              6.0
Japan                                                               5.5

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

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6 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q.  How did the Fund perform for the one-year period ended Oct. 31, 2002?

A. AXP Global Balanced Fund Class A shares, excluding sales charges, returned -9.48% for the one-year period ended Oct. 31, 2002. This outperformed the MSCI All Country World Free Index (MSCI Index) (unmanaged) and underperformed the Lipper Global Flexible Funds Index, which returned -13.57% and -6.68% respectively. The MSCI Index is comprised of equities only, while the Lipper Index is a blend of equities and fixed income investments, as the Fund is. We are disappointed with this performance and know that you invest in a balanced fund with the hope of achieving positive absolute returns.

For the Equity Portion of the Portfolio

Mark Burgess assumed management for this portion of the Fund in September 2002. Mark Fawcett previously managed this portion of the Fund. At period's end, the Portfolio had approximately 66% of its assets in equities.

Q.  What factors had the most impact on the equities portion of the Fund?

A. Overall, the equity portion of the portfolio underperformed its equity benchmark, primarily due to poor stock selection in consumer discretionary products and an underweight in European utilities, which performed well. Japanese stock selection and an underweight in emerging markets also hurt performance.

    The economy dominated the market throughout the period, making this a particularly volatile fiscal year. Initially in the reporting period, Japanese, European and emerging market stock holdings enjoyed positive performance. An underweight in equities during this time -- about 50-50 to bonds -- did not enhance performance. However, the second quarter of 2002 brought difficulty for equity investors worldwide as global markets took their lead from the continuation of

(bar graph)
                PERFORMANCE COMPARISON
           For the year ended Oct. 31, 2002
   0%

  -3%
                           (bar 3)
  -6%                      (-6.68%)
         (bar 1)
  -9%    (-9.48%)
                  (bar 2)
 -12%             (13.57%)

 -15%

(bar 1) AXP Global Balanced Fund Class A (excluding sales charge)
(bar 2) MSCI All Country World Free Index (unmanaged)
(bar 3) Lipper Global Flexible Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > We have seen significant improvement against competitor returns over the past six months. (end callout quote)

    U.S. stock market difficulties and spiraled downward. During this time, we increased the equities portion of the Fund to 60% and performance suffered as a result.

    From the third quarter through the end of October, the equity portion of the Fund increased, with this overweight in equities generally benefiting performance. U.S. and U.K. stocks, which comprise about half of the Fund's equity holdings, began to recover late in the period from a particularly bad early summer performance.

Q.  What changes did you make to the portfolio?

A. The Fund modestly underperformed its competitors over the year to October 2002. It also underperformed an all-equity benchmark although this is largely due to the underperformance of equities.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (11/13/96)                (11/13/96)                 (6/26/00)                 (11/13/96)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   -9.48%      -14.68%       -10.19%      -13.77%      -10.34%      -10.34%       -9.55%       -9.55%
5 years                  -1.06%       -2.22%        -1.80%       -1.96%         N/A          N/A        -0.87%       -0.87%
10 years                   N/A          N/A           N/A          N/A          N/A          N/A          N/A          N/A
Since inception          +0.41%       -0.58%        -0.34%       -0.34%      -15.84%      -15.84%       +0.60%       +0.60%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Questions & Answers

    The equity component of the Fund underperformed against the equity benchmark however, and we estimate that this was a key driver of the overall Fund's underperformance against competitors. The following drivers affected the equity component of the Fund:

    o Stock selection behind benchmark in Europe. This was due to poor stock selection in consumer discretionary (holdings in electronics and media early in the period), and utilities (where an underweight holding hurt returns and the sector outperformed).

    o Japanese stock selection was behind benchmark with underperformance in telecoms, materials and technology.

    o Regional allocation was behind benchmark (and against competitors by our estimate) due to underweight position in emerging markets in late 2001 and early 2002.

    Positive returns against the benchmark were seen in Pacific (ex-Japan) and emerging markets stock selection.

    During the year we undertook the following changes to improve returns. These included:

    o Change in Fund manager of the equity component of the Fund during the year.

    o Additions of senior equity investment staff who work in conjunction with the Fund manager.

    We have seen significant improvement against competitor returns over the six months to October 2002.

Q.  What is your outlook going forward?

A. We expect continued volatility in U.S. markets, especially with uneasiness over events in the Middle East. We will continue to focus on companies that are able to cut costs, have clout with suppliers and can keep prices high enough to produce adequate profit margins. In a slow-growth, low-inflation environment, which we anticipate over the coming months, companies that have a strong market share, a strong balance sheet, adequate cash flow and accessible credit should perform best during this time. These attributes, in turn, should generate revenue growth for these companies.

    We also believe that European equities are underpriced right now and provide the Fund with opportunities to find quality bargains. We will remain underweight in Japanese equities until its government proves that it can follow through with measures designed to jump-start the country's long-suffering economy.

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9 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Questions & Answers

For the Fixed Income Portion of the Portfolio

Q.  What factors had the most impact on the fixed-income portion of the Fund?

A. Rising interest rates in many markets outside the U.S. marked the first four months of the period, when the Fund held its own by focusing on higher quality bond issuers. Results were less stellar in March and April, when the Fund's limited position in Japan hurt performance as a strengthening yen boosted Japanese bond returns.

    Our decision to overweight exposure in euro-denominated bonds in the second quarter enhanced performance, as the euro gained against the dollar. Likewise, strengthening currencies in Australia and Norway helped our government holdings in these countries. However, an overweight position in U.S. bonds adversely affected the fixed income of performance as the dollar declined in value.

    A general sell-off in bonds precipitated by falling equity prices challenged virtually all fixed income markets during the last few months of the period. July, in particular, dragged down performance as investors shed any investments they perceived to have a whiff of risk, especially in corporate and emerging market sectors. With fixed income supply high and investors risk-averse, this complicated our efforts to sell underperforming and troubled issues in our portfolio. Finally, our ownership of WorldCom shares, which declared bankruptcy, certainly hurt performance.

    Despite this negative news, the fixed-income portion of the Fund's portfolio performed well during the reporting period, largely due to an overweight in better-performing European debt. Overall, our returns were favorable and we are pleased to report that we added value through our decisions regarding both currency and country exposure.

Q.  What is your outlook?

A. We believe that short-term rates will become more volatile during the next several months if the economy's recovery gains momentum and short-term interest rates rise. We have positioned the Fund to avoid this volatility by reducing the Fund's short-term holdings.

    We also believe that the euro will fare better than the yen, with the Fund positioned accordingly to take advantage of any gains here. Finally, we expect good performance among currency positions in Australia, Sweden and Norway over the next several months.

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10 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

The Fund's Long-Term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Global Balanced Fund Class A shares (from 12/1/96 to 10/31/02) as compared to the performance of two widely cited performance indices, Morgan Stanley Capital International (MSCI) All Country World Free Index and the Lipper Global Flexible Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP GLOBAL BALANCED FUND

$20,000

$15,000           (solid line) AXP Global Balanced Fund Class A
                  (dotted line) MSCI All Country World Free Index(1)
$10,000           (dashed line) Lipper Global Flexible Funds Index(2)

 $5,000

     12/1/96      10/97      10/98      10/99      10/00       10/01       10/02

(solid line) AXP Global Balanced Fund Class A $9,660
(dotted line) MSCI All Country World Free Index(1) $10,234
(dashed line) Lipper Global Flexible Funds Index(2) $11,906

(1) Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Global Flexible Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

            Average Annual Total Returns
    Class A with Sales Charge as of Oct. 31, 2002

1 year                                            -14.68%
5 years                                            -2.22%
10 years                                             N/A
Since inception                                    -0.58%

Results for other share classes can be found on page 8.

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11 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Global Balanced Fund

Oct. 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (64.4%)(c)
Issuer                                                Shares            Value(a)

Australia (0.7%)

Banks and savings & loans (0.4%)
Australia & New Zealand
  Banking Group                                       30,600            $319,790

Retail (0.3%)
Woolworths                                            44,691             305,331

Bermuda (1.1%)

Multi-industry conglomerates
Accenture Cl A                                        23,300(b)          393,304
Tyco Intl                                             45,308             655,154
Total                                                                  1,048,458

Canada (2.4%)

Energy (0.5%)
Encana                                                15,000             435,484
Suncor Energy                                              1                   3
Total                                                                    435,487

Insurance (1.2%)
Sun Life Financial Services
  of Canada                                           68,805           1,150,632

Media (0.3%)
Thomson                                               11,362             313,897

Utilities -- telephone (0.4%)
BCE                                                   19,525             336,748

Finland (0.8%)

Communications equipment & services
Nokia                                                 42,331             718,935

France (2.3%)

Automotive & related (0.5%)
Suez                                                  28,875             507,560

Banks and savings & loans (0.6%)
BNP Paribas                                           14,523             579,024

Energy (1.2%)
TotalFinaElf                                           7,699           1,060,543

Japan (5.4%)

Automotive & related (0.4%)
Nissan Motor                                          44,000             337,964

Communications equipment & services (0.3%)
NTT DoCoMo                                               176             324,676

Computers & office equipment (0.5%)
Canon                                                  5,000             184,475
Nomura Research Institute                              2,800             289,348
Total                                                                    473,823

Electronics (0.7%)
Hitachi                                               46,000             179,855
Keyence                                                1,900             314,521
Tokyo Electron                                         3,400             137,099
Total                                                                    631,475

Financial services (0.6%)
Nomura Holdings                                       31,000             356,787
Sumitomo Trust & Banking                              39,000             178,271
Total                                                                    535,058

Furniture & appliances (0.2%)
Matsushita Electric Industrial                        16,000             167,692

Industrial equipment & services (0.2%)
SMC                                                    2,100             166,272

Media (0.2%)
Sony                                                   4,500             193,576

Multi-industry conglomerates (0.8%)
Mitsubishi                                            33,000             206,065
Secom                                                 12,000             424,129
Sumitomo Chemical                                     69,000             206,701
Total                                                                    836,895

See accompanying notes to investments in securities.

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12 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (cont.)

Retail (0.6%)
Ito-Yokado                                             5,000            $155,906
Seven-Eleven Japan                                    14,000             395,396
Total                                                                    551,302

Textiles & apparel (0.3%)
Asahi Glass                                           42,000             251,294

Transportation (0.6%)
East Japan Railway                                        66             300,612
Yamato Transport                                      20,000             284,875
Total                                                                    585,487

Mexico (0.9%)

Financial services (0.5%)
Grupo Financiero BBVA
   Bancomer Cl B                                     599,981(b)          469,298

Retail (0.4%)
Wal-Mart de Mexico                                   139,530             350,509

Netherlands (0.7%)

Insurance
Aegon                                                 45,661             619,036

Portugal (1.0%)

Utilities -- telephone
Portugal Telecom                                     150,871             911,386

Singapore (0.8%)

Banks and savings & loans
United Overseas Bank                                  96,000             728,550

South Korea (0.5%)

Automotive & related
Hyundai Motor                                         18,880             479,554

Spain (1.0%)

Banks and savings & loans (0.4%)
Banco Santander Central Hispano                       62,732             384,544

Beverages & tobacco (0.6%)
Altadis                                               27,300             577,201

Switzerland (4.9%)

Banks and savings & loans (1.5%)
UBS                                                   29,696(b)        1,415,197

Food (1.5%)
Nestle                                                 6,608           1,416,767

Health care (1.9%)
Novartis                                              46,083           1,757,535

Taiwan (0.7%)

Banks and savings & loans (0.4%)
Chinatrust Financial Holding                         431,000(b)          343,510

Electronics (0.3%)
Taiwan Semiconductor Mfg                             243,000             325,119

United Kingdom (9.1%)

Banks and savings & loans (0.8%)
Lloyds TSB Group                                      86,196             741,695

Communications equipment & services (1.8%)
GlaxoSmithKline                                       91,339           1,743,377

Computer software & services (0.7%)
Sage Group                                           303,646             693,579

Energy (1.2%)
BP                                                   174,599           1,119,956

Financial services (1.5%)
HSBC Holdings                                        124,152           1,382,959

Food (0.4%)
Compass Group                                         83,018             367,890

Media (0.8%)
British Sky Broadcasting Group                        75,814(b)          715,818

Retail (0.6%)
Next                                                  39,100             544,430

Utilities -- telephone (1.3%)
Vodafone Group                                       775,961           1,247,375

United States (32.1%)

Aerospace & defense (0.6%)
Lockheed Martin                                       10,500             607,950

Beverages & tobacco (0.6%)
PepsiCo                                               13,300             586,530

See accompanying notes to investments in securities.

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13 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Communications equipment & services (0.9%)
Verizon Communications                                21,100            $796,736

Computer software & services (1.5%)
Microsoft                                             25,829(b)        1,381,077

Computers & office equipment (2.3%)
Cisco Systems                                         67,181(b)          751,084
Dell Computer                                         50,178(b)        1,435,592
Total                                                                  2,186,676

Electronics (1.5%)
Intel                                                 55,000             951,500
Texas Instruments                                     29,800             472,628
Total                                                                  1,424,128

Energy (2.3%)
ChevronTexaco                                         13,600             919,768
ConocoPhillips                                        17,959             871,012
EOG Resources                                          8,900             329,567
Total                                                                  2,120,347

Energy equipment & services (1.6%)
Baker Hughes                                          50,700           1,472,835

Financial services (2.4%)
Citigroup                                             29,763           1,099,743
Goldman Sachs Group                                   16,200           1,159,920
Total                                                                  2,259,663

Food (1.0%)
Sysco                                                 30,700             972,576

Health care (3.7%)
Medtronic                                              9,000             403,200
Pfizer                                                23,370             742,465
Pharmacia                                             41,400           1,780,199
Wyeth                                                 16,600             556,100
Total                                                                  3,481,964

Health care services (2.0%)
HCA                                                   21,300             926,337
McKesson                                              32,700             974,787
Total                                                                  1,901,124

Household products (1.7%)
Estee Lauder Cl A                                     23,500             684,320
Kimberly-Clark                                         6,100             314,150
Procter & Gamble                                       6,900             610,305
Total                                                                  1,608,775

Industrial equipment & services (1.0%)
Illinois Tool Works                                   15,000             921,000

Insurance (3.0%)
American Intl Group                                   30,760           1,924,038
Travelers Property Casualty Cl A                      69,804(b)          926,299
Total                                                                  2,850,337

Media (0.6%)
Clear Channel Communications                          14,900(b)          552,045

Multi-industry conglomerates (2.8%)
General Electric                                      67,510           1,704,627
S&P Depositary Receipts                               10,400             923,520
Total                                                                  2,628,147

Retail (2.6%)
Office Depot                                          52,100(b)          749,719
Target                                                21,300             641,556
Wal-Mart Stores                                       18,800           1,006,740
Total                                                                  2,398,015

Total common stocks
(Cost: $67,997,610)                                                  $60,317,129

Bonds (32.3%)(c)
Issuer                          Coupon             Principal            Value(a)
                                 rate                 amount

Australia (0.5%)
New South Wales Treasury
     (Australian Dollar)
         04-01-04               7.00%                600,000            $342,224
         03-01-08               8.00                 200,000             123,634
Total                                                                    465,858

Austria (3.5%)
Oesterreich Kontrollbank
     (Japanese Yen)
         03-22-10               1.80             364,000,000           3,250,293

Brazil (0.7%)
Federal Republic of Brazil
     (U.S. Dollar)
         01-11-06              10.25                 400,000             298,000
         04-15-14               8.00                 554,135             321,897
Total                                                                    619,897

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Issuer                          Coupon             Principal            Value(a)
                                 rate                 amount

Canada (1.7%)
Govt of Canada
     (Canadian Dollar)
         02-01-06                  7.00%             800,000            $568,100
         06-01-08                  6.00              800,000             551,057
Province of British Columbia
     (Canadian Dollar)
         12-01-06                  5.25              500,000             330,340
Rogers Communications
     (Canadian Dollar) Sr Nts
         07-15-07                  8.75              300,000             153,306
Total                                                                  1,602,803

China (0.1%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07                  9.50           170,000(b)              93,500

Denmark (1.0%)
Govt of Denmark
     (Danish Krone)
         05-15-03                  8.00              600,000              81,845
         08-15-05                  5.00            6,000,000             826,256
Total                                                                    908,101

France (3.6%)
Govt of France
     (European Monetary Unit)
         10-25-09                  4.00            1,500,000           1,452,668
         04-25-10                  5.50            1,800,000           1,900,446
Total                                                                  3,353,114

Germany (6.0%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09                  5.00              850,000(d)          854,849
Federal Republic of Germany
     (European Monetary Unit)
         01-05-06                  6.00              300,000             319,503
         01-04-08                  5.25            1,285,000           1,354,835
         07-04-08                  4.75              725,000             744,728
         07-04-10                  5.25              250,000             262,375
         06-20-16                  6.00              434,598             482,250
         07-04-27                  6.50            1,475,000           1,733,539
Total                                                                  5,752,079

Italy (5.2%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         11-01-09                  4.25            3,400,000           3,342,394
         11-01-10                  5.50              650,000             687,981
         11-01-29                  5.25              800,000             794,559
Total                                                                  4,824,934

Mexico (0.2%)
Bancomext Trust
     (U.S. Dollar)
         05-30-06                 11.25              150,000(d)          176,250

Norway (1.7%)
Govt of Norway
     (Norwegian Krone)
         11-30-04                  5.75            7,200,000             961,572
         05-15-09                  5.50            5,000,000             651,887
Total                                                                  1,613,459

United Kingdom (2.0%)
United Kingdom Treasury
     (British Pound)
         06-10-03                  8.00              300,000             481,397
         12-07-05                  8.50              800,000           1,411,123
Total                                                                  1,892,520

United States (6.1%)
Citicorp
     (Deutsche Mark)
         09-19-09                  6.25            1,000,000             532,021
DTE Burns Harbor LLC
     (U.S. Dollar) Sr Nts
         01-30-03                  6.57               11,140(d)            9,836
Federal Natl Mtge Assn
     (U.S. Dollar)
         05-15-11                  6.00            2,000,000           2,228,414
         07-01-13                  6.00              438,297             459,735
Ford Motor Credit
     (Japanese Yen)
         02-07-05                  1.20           61,000,000             473,944
Intl Paper
     (European Monetary Unit)
         08-11-06                  5.38              560,000             557,011
NRG Energy
     (U.S. Dollar)
         04-01-31                  8.63              500,000(b)           95,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Issuer                            Coupon           Principal            Value(a)
                                   rate               amount

United States (cont.)
Phillips Petroleum
     (U.S. Dollar)
         03-15-28                  7.13%            $200,000            $213,984
U.S. Treasury (U.S. Dollar)
         11-15-16                  7.50              870,000           1,121,553
Total                                                                  5,691,498

Total bonds
(Cost: $29,611,364)                                                  $30,244,306

Short-term securities (1.6%)

Issuer                          Annualized            Amount            Value(a)
                               yield on date      payable at
                                of purchase         maturity

U.S. government agencies
Federal Natl Mtge Assn Disc Nts
         11-13-02                  1.65%            $500,000            $499,703
         12-16-02                  1.69              500,000             498,920
         12-20-02                  1.66              500,000             498,847

Total short-term securities
(Cost: $1,497,539)                                                    $1,497,470

Total investments in securities
(Cost: $99,106,513)(e)                                               $92,058,905

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) At Oct. 31, 2002, the cost of securities for federal income tax purposes was $99,544,099 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $  2,919,741
     Unrealized depreciation                                      (10,404,935)
                                                                  -----------
     Net unrealized depreciation                                 $ (7,485,194)
                                                                 ------------

--------------------------------------------------------------------------------
16 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

Oct. 31, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $99,106,513)                                                                       $ 92,058,905
Cash in bank on demand deposit                                                                               25,582
Foreign currency holdings (identified cost $173,265) (Note 1)                                               172,674
Capital shares receivable                                                                                    13,621
Dividends and accrued interest receivable                                                                   735,570
Receivable for investment securities sold                                                                   916,308
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                            567
                                                                                                                ---
Total assets                                                                                             93,923,227
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        9,103
Payable for investment securities purchased                                                                 120,631
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                         22,273
Accrued investment management services fee                                                                    2,029
Accrued distribution fee                                                                                      1,363
Accrued service fee                                                                                              10
Accrued transfer agency fee                                                                                     728
Accrued administrative services fee                                                                             154
Other accrued expenses                                                                                       83,854
                                                                                                             ------
Total liabilities                                                                                           240,145
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $ 93,683,082
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    231,246
Additional paid-in capital                                                                              145,787,935
Undistributed net investment income                                                                         128,128
Accumulated net realized gain (loss) (Note 7)                                                           (45,412,334)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           (7,051,893)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $ 93,683,082
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 53,856,701
                                                            Class B                                    $ 35,557,655
                                                            Class C                                    $    710,645
                                                            Class Y                                    $  3,558,081
Net asset value per share of outstanding capital stock:     Class A shares         13,205,508          $       4.08
                                                            Class B shares          8,873,851          $       4.01
                                                            Class C shares            177,965          $       3.99
                                                            Class Y shares            867,292          $       4.10
                                                                                      -------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Global Balanced Fund

Year ended Oct. 31, 2002
Investment income
Income:
Dividends                                                                                              $    948,059
Interest                                                                                                  2,515,989
   Less foreign taxes withheld                                                                              (70,037)
                                                                                                            -------
Total income                                                                                              3,394,011
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          882,643
Distribution fee
   Class A                                                                                                  173,027
   Class B                                                                                                  459,549
   Class C                                                                                                    6,830
Transfer agency fee                                                                                         294,799
Incremental transfer agency fee
   Class A                                                                                                   18,287
   Class B                                                                                                   19,571
   Class C                                                                                                      268
Service fee -- Class Y                                                                                        3,138
Administrative services fees and expenses                                                                    71,921
Compensation of board members                                                                                10,463
Custodian fees                                                                                               49,088
Printing and postage                                                                                         55,298
Registration fees                                                                                            45,027
Audit fees                                                                                                   18,750
Other                                                                                                         3,494
                                                                                                              -----
Total expenses                                                                                            2,112,153
   Earnings credits on cash balances (Note 2)                                                                (3,388)
                                                                                                             ------
Total net expenses                                                                                        2,108,765
                                                                                                          ---------
Investment income (loss) -- net                                                                           1,285,246
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (10,560,223)
   Foreign currency transactions                                                                            (91,199)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (10,651,422)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (2,044,378)
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   (12,695,800)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(11,410,554)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Global Balanced Fund

Year ended Oct. 31,                                                                      2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $  1,285,246          $  1,395,752
Net realized gain (loss) on investments                                           (10,651,422)          (35,636,460)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              (2,044,378)           (3,463,775)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                   (11,410,554)          (37,704,483)
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (398,116)             (427,085)
     Class B                                                                          (62,042)                   --
     Class C                                                                           (1,400)                 (677)
     Class Y                                                                          (16,493)               (9,408)
   Net realized gain
     Class A                                                                               --            (8,653,890)
     Class B                                                                               --            (6,251,273)
     Class C                                                                               --               (14,106)
     Class Y                                                                               --              (109,148)
                                                                                     --------           -----------
Total distributions                                                                  (478,051)          (15,465,587)
                                                                                     --------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         23,355,046            27,366,581
   Class B shares                                                                   5,643,206            10,878,062
   Class C shares                                                                     437,256               597,777
   Class Y shares                                                                   3,051,849             2,186,077
Reinvestment of distributions at net asset value
   Class A shares                                                                     380,548             8,857,999
   Class B shares                                                                      60,167             6,145,933
   Class C shares                                                                       1,391                14,783
   Class Y shares                                                                      16,486               118,556
Payments for redemptions
   Class A shares                                                                 (42,926,054)          (35,573,917)
   Class B shares (Note 2)                                                        (18,768,163)          (18,871,266)
   Class C shares (Note 2)                                                           (187,066)              (87,625)
   Class Y shares                                                                  (1,568,467)             (470,336)
                                                                                   ----------              --------
Increase (decrease) in net assets from capital share transactions                 (30,503,801)            1,162,624
                                                                                  -----------             ---------
Total increase (decrease) in net assets                                           (42,392,406)          (52,007,446)
Net assets at beginning of year                                                   136,075,488           188,082,934
                                                                                  -----------           -----------
Net assets at end of year                                                        $ 93,683,082          $136,075,488
                                                                                 ============          ============
Undistributed net investment income                                              $    128,128          $    398,560
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Global Balanced Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2002 foreign currency was comprised of Taiwan dollars.

--------------------------------------------------------------------------------
21 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,077,627 and accumulated net realized loss has been decreased by $1,076,960 resulting in a net reclassification adjustment to increase paid-in capital by $667.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                       2002                      2001

Class A
Distributions paid from:
     Ordinary income                     $398,116                $4,134,929
     Long-term capital gain                    --                 4,946,046

Class B
Distributions paid from:
     Ordinary income                       62,042                 2,678,404
     Long-term capital gain                    --                 3,572,869

Class C
Distributions paid from:
     Ordinary income                        1,400                     6,721
     Long-term capital gain                    --                     8,062

Class Y
Distributions paid from:
     Ordinary income                       16,493                    56,173
     Long-term capital gain                    --                    62,383

     As of Oct. 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $    130,317
Accumulated gain (loss)                                        $(44,974,747)
Unrealized appreciation (depreciation)                         $ (7,491,669)

--------------------------------------------------------------------------------
22 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $57,348 for the year ended Oct. 31, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications will begin Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

--------------------------------------------------------------------------------
23 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $100,410 for Class A, $51,171 for Class B and $439 for Class C for the year ended Oct. 31, 2002. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Oct. 31, 2002, the Fund's custodian and transfer agency fees were reduced by $3,388 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $112,034,268 and $136,458,249, respectively, for the year ended Oct. 31, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $606 for the year ended Oct. 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                        5,328,588         1,283,731          101,110           689,459
Issued for reinvested distributions            82,548            13,194              306             3,561
Redeemed                                   (9,813,471)       (4,337,810)         (45,171)         (356,436)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (4,402,335)       (3,040,885)          56,245           336,584
                                           ----------        ----------           ------           -------

                                                               Year ended Oct. 31, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        5,320,243         2,135,016          117,568           424,281
Issued for reinvested distributions         1,624,564         1,136,032            2,740            21,718
Redeemed                                   (6,853,395)       (3,769,909)         (19,211)          (92,728)
                                           ----------        ----------          -------           -------
Net increase (decrease)                        91,412          (498,861)         101,097           353,271
                                               ------          --------          -------           -------

--------------------------------------------------------------------------------
24 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2002, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                  Currency to                  Currency to       Unrealized        Unrealized
                              be delivered                  be received     appreciation      depreciation
Nov. 1, 2002                        83,988                       85,383             $567           $    --
                               U.S. Dollar       European Monetary Unit

Dec. 5, 2002                     2,800,000                    2,749,600               --            19,410
                    European Monetary Unit                  U.S. Dollar

Dec. 5, 2002                   163,000,000                    1,331,699               --               724
                              Japanese Yen                  U.S. Dollar

Dec. 5, 2002                   187,000,000                    1,526,468               --             2,139
                              Japanese Yen                  U.S. Dollar
                                                                                    ----           -------
Total                                                                               $567           $22,273
                                                                                    ----           -------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Oct. 31, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $44,974,747 as of Oct. 31, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.53       $ 6.27        $6.61        $5.79        $5.33
Income from investment operations:
Net investment income (loss)                                        .07          .07          .08          .09          .10
Net gains (losses) (both realized and unrealized)                  (.50)       (1.27)         .12          .82          .48
Total from investment operations                                   (.43)       (1.20)         .20          .91          .58
Less distributions:
Dividends from net investment income                               (.02)        (.03)        (.03)        (.07)        (.11)
Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)
Total distributions                                                (.02)        (.54)        (.54)        (.09)        (.12)
Net asset value, end of period                                    $4.08       $ 4.53        $6.27        $6.61        $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                             $54          $80         $110         $100          $63
Ratio of expenses to average daily net assets(c)                  1.48%        1.45%        1.31%        1.40%        1.49%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     1.38%        1.18%        1.26%        1.43%        1.86%
Portfolio turnover rate (excluding short-term securities)           99%         173%         110%          99%          74%
Total return(h)                                                  (9.48%)     (20.63%)       2.62%       15.53%       11.01%

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.47       $ 6.21        $6.58        $5.77        $5.31
Income from investment operations:
Net investment income (loss)                                        .04          .01          .04          .03          .06
Net gains (losses) (both realized and unrealized)                  (.49)       (1.24)         .12          .83          .48
Total from investment operations                                   (.45)       (1.23)         .16          .86          .54
Less distributions:
Dividends from net investment income                               (.01)          --         (.02)        (.03)        (.07)
Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)
Total distributions                                                (.01)        (.51)        (.53)        (.05)        (.08)
Net asset value, end of period                                    $4.01       $ 4.47        $6.21        $6.58        $5.77

Ratios/supplemental data
Net assets, end of period (in millions)                             $36          $53          $77          $68          $44
Ratio of expenses to average daily net assets(c)                  2.25%        2.21%        2.07%        2.16%        2.25%(e)
Ratio of net investment income (loss)
  to average daily net assets                                      .61%         .42%         .51%         .66%        1.10%
Portfolio turnover rate (excluding short-term securities)           99%         173%         110%          99%          74%
Total return(h)                                                 (10.19%)     (21.21%)       1.95%       14.89%       10.18%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001      2000(b)
Net asset value, beginning of period                              $4.46       $ 6.21        $6.58
Income from investment operations:
Net investment income (loss)                                        .03          .02          .01
Net gains (losses) (both realized and unrealized)                  (.49)       (1.24)        (.38)
Total from investment operations                                   (.46)       (1.22)        (.37)
Less distributions:
Dividends from net investment income                               (.01)        (.02)          --
Distributions from realized gains                                    --         (.51)          --
Total distributions                                               (.01)         (.53)          --
Net asset value, end of period                                    $3.99       $ 4.46        $6.21

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.24%        2.21%        2.07%(g)
Ratio of net investment income (loss)
  to average daily net assets                                      .60%         .41%         .47%(g)
Portfolio turnover rate (excluding short-term securities)           99%         173%         110%
Total return(h)                                                 (10.34%)     (21.17%)      (5.62%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $4.56       $ 6.30        $6.62        $5.79        $5.33
Income from investment operations:
Net investment income (loss)                                        .07          .08          .10          .09          .12
Net gains (losses) (both realized and unrealized)                  (.50)       (1.28)         .13          .84          .47
Total from investment operations                                   (.43)       (1.20)         .23          .93          .59
Less distributions:
Dividends from net investment income                               (.03)        (.03)        (.04)        (.08)        (.12)
Distributions from realized gains                                    --         (.51)        (.51)        (.02)        (.01)
Total distributions                                                (.03)        (.54)        (.55)        (.10)        (.13)
Net asset value, end of period                                    $4.10       $ 4.56        $6.30        $6.62        $5.79

Ratios/supplemental data
Net assets, end of period (in millions)                              $4           $2           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  1.30%        1.31%        1.20%        1.15%        1.42%(f)
Ratio of net investment income (loss)
  to average daily net assets                                     1.52%        1.35%        1.51%        1.65%        2.02%
Portfolio turnover rate (excluding short-term securities)           99%         173%         110%          99%          74%
Total return(h)                                                  (9.55%)     (20.40%)       2.99%       15.76%       11.17%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.53% for the period ended 1998.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.29% for the period ended 1998.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.46% for the period ended 1998.

(g)  Adjusted to an annual basis.

(h)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Global Balanced Fund (a series of the AXP Global Series, Inc.) as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2002 and the financial highlights for each of the years in the five-year period ended October 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Balanced Fund as of October 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 13, 2002

--------------------------------------------------------------------------------
29 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information
         (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Global Balanced Fund
Fiscal year ended Oct. 31, 2002

Class A
Income distribution taxable as dividend income, 54.94% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.02322

Class B
Income distribution taxable as dividend income, 54.94% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                   $.00534

Class C
Income distribution taxable as dividend income, 54.94% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.00998

Class Y
Income distribution taxable as dividend income, 54.94% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.02775

--------------------------------------------------------------------------------
30 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Boise Cascade Corporation
901 S. Marquette Ave.                                                 Fluor Corporation           (forest products),
Minneapolis, MN 55402                                                 (engineering and            Scottish Power PLC, Vulcan
Born in 1937                                                          construction) since 1998.   Materials Company, Inc.
                                                                      Former President and CEO,   (construction
                                                                      Shell Oil Company           materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/chemicals),
                                                                                                  Milliken & Company (textiles
                                                                                                  and chemicals), and Nexia
                                                                                                  Biotechnologies, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;           Imagistics International,
183 Long Close Road                                                   formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
31 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and
901 S. Marquette Ave.                                                 Professor of Economics,
Minneapolis, MN 55402                                                 Carleton College
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
8 Farrar Road                                                         Biotech since 2000.         Corporation
Lincoln, MA 01773                                                     Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
32 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
33 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP GLOBAL BALANCED FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                      Shares Voted "For"    Shares Withholding Authority to Vote
Arne H. Carlson         307,453,620.786                14,362,721.733
Philip J. Carroll, Jr.  308,412,076.160                13,404,266.359
Livio D. DeSimone       308,262,299.954                13,554,042.565
Barbara H. Fraser       308,553,589.276                13,262,753.243
Ira D. Hall             308,448,906.441                13,367,436.078
Heinz F. Hutter         308,072,355.120                13,743,987.399
Anne P. Jones           308,311,677.602                13,504,664.917
Stephen R. Lewis, Jr.   308,936,401.929                12,879,940.590
Alan G. Quasha          308,629,909.046                13,186,433.473
Stephen W. Roszell      308,744,782.085                13,071,560.434
Alan K. Simpson         307,351,873.663                14,464,468.856
Alison Taunton-Rigby    308,617,744.419                13,198,598.100
William F. Truscott     308,790,666.447                13,025,676.072

--------------------------------------------------------------------------------
34 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   261,361,542.848        30,761,596.724       9,739,751.947    19,953,451.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   15,400,874.702          1,474,354.897        500,767.631       744,661.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

 Shares Voted "For"   Shares Voted "Against"    Abstentions    Broker Non-Votes
   15,344,278.579          1,272,398.387        759,320.264       744,661.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
35 -- AXP GLOBAL BALANCED FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 * Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                        (12/02)

AXP Global Balanced Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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This report must be accompanied  or preceded by the Fund's  current  prospectus.
Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                S-6352 J (12/02)